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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 13, 2002

LABOR READY, INC.
(Exact name of Registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	91-1287341 (IRS Employer Identification No.)
1015 A Street Tacoma, Washington 98402 (Address of principal executive offices, including zip code)
(253) 383-9101 (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)
  Exhibits

Exhibit Number	Description
99.1	Press Release of Labor Ready, Inc. (the "Company"), dated December 13, 2002.

ITEM 9. REGULATION FD DISCLOSURE

        On December 13, 2002, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by this reference. In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "Filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 16, 2002

LABOR READY, INC.
	By:	/s/ JOSEPH P. SAMBATARO, JR. Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Labor Ready, Inc. (the "Company"), dated December 13, 2002.

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  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX